UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549

                        *****

                      FORM 8-K

                    CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   July 14, 2003


                     Crompton Corporation
 (Exact Name of Registrant as Specified in its Charter)


     Delaware           0-30270            52-2183153
(State or             (Commission         (IRS Employer
other Jurisdiction    File Number)        Identification
of Incorporation)                             Number)


 199 Benson Road, Middlebury, Connecticut      06749
(Address of Principal Executive Offices)     (Zip Code)


                      (203) 573-2000
   (Registrant's Telephone Number, Including Area Code)








Item 7.  Financial Statements and Exhibits.

          *    *    *

     (c)  Exhibits.

          Exhibit Number       Exhibit Description

             99.1              Press Release Dated July 11, 2003

Items 9 and 12.  Regulation FD Disclosure and Disclosure of
                 Results of Operations and Financial Condition

     On July 11, 2003, Crompton Corporation announced (i) certain information pertaining to its expected financial results for the second quarter of 2003; (ii) an update with respect to the Company's sale of its Organosilicones business to the GE Specialty Materials division of General Electric Company and its acquisition of GE's Specialty Chemicals business; and (iii) information pertaining to the date and time of the Company's teleconference to review second quarter results. A copy of the press release is attached as an exhibit hereto, which is incorporated herein by reference.

     In accordance with General Instruction B.6. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   Crompton Corporation
                                        (Registrant)

                                   By:    /s/ Barry J. Shainman
                                   Name:      Barry J. Shainman
                                   Title:     Secretary

Date:     July 14, 2003



Exhibit Index

     Exhibit Number    Exhibit Description

        99.1           Press Release Dated July 11, 2003